SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 31, 2002

                              AOL TIME WARNER INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-15062                  13-4099534
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   (State or other jurisdiction      (Commission            (I.R.S. Employer
          of incorporation)          File Number)          Identification No.)


                 75 ROCKEFELLER PLAZA, NEW YORK, NEW YORK 10019
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               (Address of principal executive offices) (zip code)

                                  212 484-8000
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former Name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS.

                  On December 31, 2002 Time Warner Entertainment Company, L.P., a Delaware limited partnership ("TWE"), Paragon Communications ("Paragon"), a Colorado general partnership and a wholly owned subsidiary of AOL Time Warner Inc. ("AOLTW"), and Advance/Newhouse Partnership, a New York general partnership ("Advance/Newhouse"), closed the restructuring of Time Warner Entertainment - Advance/Newhouse Partnership, a New York general partnership ("TWEAN") that has been previously announced. At the closing, the parties also entered into the other agreements contemplated by the Master Transaction Agreement, dated as of August 1, 2002, by and among TWEAN, TWE, Paragon and Advance/Newhouse, including a Third Amended and Restated Partnership Agreement of TWEAN.

ITEM 7.           EXHIBITS.

EXHIBIT           DESCRIPTION
-------           -----------
99.1              Third Amended and Restated Partnership Agreement of TWEAN
                  dated as of December 31, 2002 among TWE, Paragon and Advance/Newhouse.

99.2 Consent and Agreement dated as of December 31, 2002 among TWEAN, TWE, Paragon, Advance/Newhouse, TWEAN Subsidiary and JP Morgan Chase Bank.

99.3 Pledge Agreement dated as December 31, 2002 among TWEAN, Advance/Newhouse, TWEAN Subsidiary and JP Morgan Chase Bank.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AOL TIME WARNER INC.


                                        By: /s/ Wayne H. Pace
                                            ------------------------------------
                                            Name:   Wayne H. Pace
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

Date:      January 14, 2003

                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-------           -----------
99.1              Third Amended and Restated Partnership Agreement of TWEAN
                  dated as of December 31, 2002 among TWE, Paragon and Advance/Newhouse.

99.2 Consent and Agreement dated as of December 31, 2002 among TWEAN, TWE, Paragon, Advance/Newhouse, TWEAN Subsidiary and JP Morgan Chase Bank.

99.3 Pledge Agreement dated as December 31, 2002 among TWEAN, Advance/Newhouse, TWEAN Subsidiary and JP Morgan Chase Bank.